CONSENT OF INDEPENDENT PUBLIC ACCOUNTS



As independent public accountants, we hereby consent to the incorporation by reference of our report included in this quarterly report on Form 10-Q for the quarter ended June 30, 1999, of Southern California Edison Company into the previously filed Registration Statements which follow:

         Registration Form        File No.          Effective Date
         -----------------        -------           --------------

          Form S-3               33-53288           November 6, 1992
          Form S-3               33-50251           September 21, 1993
          Form S-3               333-00497          February 2, 1996



                                                     ARTHUR ANDERSEN LLP
                                                     ARTHUR ANDERSEN LLP

August 3, 1999